SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): September 1, 2005

WFS Financial 2005-3 Owner Trust

(Exact name of registrant as specified in charter)

Delaware	333-122876-02	94-3401639

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

c/o WFS Receivables Corporation 3 (as Originator of the Trust) 444 East Warm Springs Road # 116
Las Vegas, Nevada	89119

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (702) 407-4317

This filing relates to Registration Statement No. 333-122876-02

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

     On July 27, 2005, WFS Financial Inc (“WFS”) transferred a pool of retail installment contracts secured by liens on new and pre-owned automobiles and light trucks and all the rights and obligations thereunder (collectively, the “Initial Contracts”) and certain other property related thereto to WFS Receivables Corporation 3 (“WFSRC3”) pursuant to a Sale and Assignment Agreement, dated as of July 1, 2005 (the “Sale and Assignment Agreement”), between WFS, as seller, and WFSRC3, as purchaser. WFSRC3 transferred the Initial Contracts and such other property to WFS Financial 2005-3 Owner Trust (the “Trust”) pursuant to a Sale and Servicing Agreement, dated as of July 1, 2005, (the “Sale and Servicing Agreement”), by and among the Trust, WFSRC3, as the seller, and WFS, as the master servicer, simultaneously with the transfer of such property by WFS to WFSRC3.

     The Sale and Servicing Agreement provides for WFS to transfer additional pools of retail installment contracts secured by liens on new and pre-owned automobiles and light trucks and all the rights and obligations thereunder (collectively, the “Subsequent Contracts” and, together with the Initial Contracts, the “Contracts”) and certain other property related thereto to WFSRC3 from time to time during a period beginning on July 27, 2005 and ending not later than August 31, 2005 (the “Pre-Funding Period”). The Sale and Servicing Agreement provides for WFSRC3 to transfer the Subsequent Contracts and such other property to the Trust simultaneously with the transfer of such property by WFS to WFSRC3.

     On August 17, 2005, WFS transferred a pool of Subsequent Contracts and certain other property related thereto to WFSRC3 pursuant to the First-Tier Subsequent Assignment, dated as of August 17, 2005, by WFS in favor of WFSRC3. WFSRC3 transferred the Subsequent Contracts and such other property to the Trust pursuant to the Sale and Servicing Agreement and a Second-Tier Subsequent Assignment, dated as of August 17, 2005, by WFSRC3 in favor of the Trust, simultaneously with the transfer of such property by WFS to WFSRC3. The Trust transferred its interest in the Subsequent Contracts and such other property to Deutsche Bank Trust Company America (the “Indenture Trustee”) and to Merrill Lynch Capital Services, Inc. (the “Swap Counterparty”) pursuant to the Third-Tier Subsequent Assignment, dated as of August 17, 2005, by the Trust in favor of the Indenture Trustee and the Swap Counterparty, simultaneously with the transfer of such property by WFSRC3 to the Trust.

     This current report on Form 8-K is being filed to provide information regarding the aggregate characteristics of the entire pool of contracts transferred to the Trust through the end of the Pre-Funding Period (i.e., the Initial Contracts and the Subsequent Contracts).

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

The exhibits listed on the Exhibit Index on page 5 of this Form 8-K are filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFS FINANCIAL 2005-3 OWNER TRUST

	By:	WFS Financial Inc as Master Servicer

Date: September 7, 2005	/s/ SUSAN TYNER Susan Tyner, Vice President and Assistant Controller

INDEX TO EXHIBITS

Exhibit No.	Description	Page

99.1	Aggregate Characteristics of the Contracts	—
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